UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2011, December 19, 2011

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices)    (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 19, 2011, Corrections Corporation of America (the “Company”) issued a press release announcing that the Company amended the terms of the cash tender offer for its 6 1/4 Senior Notes due March 2013, as set forth in the Offer to Purchase Statement dated December 5, 2011. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished as part of this Current Report:

Exhibit 99.1 – Press Release dated December 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 21, 2011	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Todd J Mullenger
Todd J Mullenger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 19, 2011